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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  May 27, 1999
                                                   ------------

                                IMC GLOBAL INC.
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            (Exact Name of Registrant as Specified in Its Charter)
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           Delaware                     1-9759                  36-3492467
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
(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                    File Number)           Identification No.)
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2100 Sanders Road, Northbrook, Illinois                            60062
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     847-272-9200
                                                   ----------------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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     On May 27, 1999, the Board of Directors of IMC Global Inc. (the "Company")
adopted a Rights Agreement (the "New Rights Agreement") and approved certain amendments (the "By-law Amendments") to the Company's By-laws (as amended and restated, the "By-laws"). Copies of the New Rights Agreement, the By-laws and the Company's news release issued on May 27, 1999 are filed as Exhibits hereto and are incorporated by reference herein.

     Pursuant to the New Rights Agreement, the Company will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock of the Company as of the close of business on June 21, 1999. The preferred stock purchase rights previously distributed by the Company pursuant to the Rights Agreement dated June 21, 1989, as amended on April 29, 1993, August 17, 1995 and January 12, 1996, between the Company and The First National Bank of Chicago, as Rights Agent, will expire at the close of business on June 21, 1999.

     The By-law Amendments include amendments to the requirements for stockholder proposals and stockholder nominations to the Board of Directors to be considered at meetings of stockholders.

     In the case of an annual meeting of stockholders, to be timely, the notice must be delivered to the Secretary not less than 75 nor more than 100 days prior to the meeting, or if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to stockholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which such public disclosure was made (Section 1.1(b) of the By-laws).

     Any nomination of a director to the Board of Directors by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at the principal executive offices of the Company not less than 75 nor more than 100 days prior to the meeting, or if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to stockholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which such public disclosure was made (Section 2.2(b) of the By-laws).

     The Company's 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") is expected to be held on April 25, 2000. To be timely, a written notice of a proposal or nomination for consideration at the 2000 Annual Meeting must be delivered to the Secretary of the Company on or after January 15, 2000 and on or prior to February 10, 2000.

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Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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     Not applicable.

(b)  Pro forma financial information:
     --------------------------------

     Not applicable.

(c)  Exhibits:
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3    Amended and Restated By-laws

4 Rights Agreement, dated as of May 27, 1999 between the Company and First Chicago Trust Company of New York, as Rights Agent

99   Press Release

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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  IMC GLOBAL INC.


Date:  May 27, 1999        By:    /s/ Phillip Gordon
                                  -----------------------------------------
                                  Name:   Phillip Gordon
                                  Title:  Senior Vice President and General
                                          Counsel

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                                 EXHIBIT INDEX
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The following exhibits are filed herewith:


Exhibit No.   Description
-----------   -----------

3             Amended and Restated By-laws

4 Rights Agreement, dated as of May 27, 1999, between the Company and First Chicago Trust Company of New York, as Rights Agent

99            Press Release

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